EXHIBIT 99.2

CONSENT

In accordance with Rule 438 promulgated under the Securities Act of 1933, as amended, I hereby consent to be named as a person who may become a director of Ecolab Inc., a Delaware corporation (“Ecolab”), in the Current Report on Form 8-K of Ecolab in connection with which this consent is being filed as an exhibit, and further acknowledge that, upon the filing of such Current Report with the Securities and Exchange Commission (the “Commission”), the information in such Current Report will be automatically incorporated by reference into the registration statement on Form S-4 filed by Ecolab with the Commission (Registration No. 333-176601) and all amendments and supplements thereto.

Dated: October 26, 2011	/s/	Daniel S. Sanders
Daniel S. Sanders